Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE

ELIGIBILITY OF A TRUSTEE PURSUANT TO

SECTION 305(b)(2) ☐

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

95-3571558
(Jurisdiction of incorporation of organization if not a U.S. national bank)	(I.R.S. Employer Identification Number)

400 South Hope Street Suite 400 Los Angeles, California	90071
(Address of principal executive offices)	(Zip Code)

The Bank of New York Mellon Trust Company, N.A.

900 Ashwood Parkway, Suite 425

Atlanta, GA 30338

Attn: Kristine Prall

(770) 698-5184

(Name, address and telephone number of agent for service)

FedEx Corporation

(Exact name of obligor as specified in its charter)

Delaware	62-1721435
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

942 South Shady Grove Road Memphis, Tennessee	38120
(Address of principal executive offices)	(Zip Code)

Federal Express Corporation

(Exact name of obligor as specified in its charter)

Delaware	71-0427007
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

3610 Hacks Cross Road Memphis, Tennessee	38125
(Address of principal executive offices)	(Zip Code)

Federal Express Europe, Inc.

(Exact name of obligor as specified in its charter)

Delaware	62-1441419
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

3610 Hacks Cross Road Memphis, Tennessee	38125
(Address of principal executive offices)	(Zip Code)

Federal Express Holdings S.A.

(Exact name of obligor as specified in its charter)

Delaware	62-1361344
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

3610 Hacks Cross Road Memphis, Tennessee	38125
(Address of principal executive offices)	(Zip Code)

Federal Express International, Inc.

(Exact name of obligor as specified in its charter)

Delaware	58-1689315
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

3610 Hacks Cross Road Memphis, Tennessee	38125
(Address of principal executive offices)	(Zip Code)

FedEx Corporate Services, Inc.

(Exact name of obligor as specified in its charter)

Delaware	62-1808017
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

942 South Shady Grove Road Memphis, Tennessee	38120
(Address of principal executive offices)	(Zip Code)

FedEx TechConnect, Inc.

(Exact name of obligor as specified in its charter)

Delaware	83-0454289
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

942 South Shady Grove Road Memphis, Tennessee	38120
(Address of principal executive offices)	(Zip Code)

FedEx Freight Corporation

(Exact name of obligor as specified in its charter)

Delaware	62-1835899
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1715 Aaron Brenner Drive Suite 600 Memphis, Tennessee	38120
(Address of principal executive offices)	(Zip Code)

FedEx Freight, Inc.

(Exact name of obligor as specified in its charter)

Arkansas	71-0562003
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

2200 Forward Drive Harrison, Arkansas	72601
(Address of principal executive offices)	(Zip Code)

FedEx Ground Package System, Inc.

(Exact name of obligor as specified in its charter)

Delaware	34-1441019
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1000 FedEx Drive Moon Township, Pennsylvania	15108
(Address of principal executive offices)	(Zip Code)

FedEx Office and Print Services, Inc.

(Exact name of obligor as specified in its charter)

Texas	77-0433330
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

13155 Noel Road Suite 1600 Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)

Debt Securities and Guarantees of Debt Securities

(Title of the indenture securities)

1.                        General Information.

Furnish the following information as to the trustee:

(a)                  Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, D.C. 20219

Federal Reserve Bank	San Francisco, California 94105

Federal Deposit Insurance Corporation	Washington, D.C. 20429

(b)                 Whether it is authorized to exercise corporate trust powers.

Yes.

2.                        Affiliations with the obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.                  List of exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.                       A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.                       A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.                       A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

4.                       A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-162713).

6.                       The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.                       A copy of the latest report of condition of the trustee published pursuant to law or to the requirements of its supervising or examining authority.

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SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, and State of California, on the 19th day of September, 2012.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ Teresa Petta
Name:	Teresa Petta
Title:	Vice President

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EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

of 400 South Hope Street, Suite 400, Los Angeles, CA 90071

At the close of business June 30, 2012, published in accordance with Federal regulatory authority instructions.

		Dollar Amounts
		in Thousands
ASSETS

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin		825
Interest-bearing balances		395
Securities:
Held-to-maturity securities		0
Available-for-sale securities		644,459
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold		66,300
Securities purchased under agreements to resell		0
Loans and lease financing receivables:
Loans and leases held for sale		0
Loans and leases, net of unearned income	0
LESS: Allowance for loan and lease losses	0
Loans and leases, net of unearned income and allowance		0
Trading assets		0
Premises and fixed assets (including capitalized leases)		6,696
Other real estate owned		0
Investments in unconsolidated subsidiaries and associated companies		0
Direct and indirect investments in real estate ventures		0
Intangible assets:
Goodwill		856,313
Other intangible assets		173,416
Other assets		132,067
Total assets		$1,880,471

LIABILITIES

Deposits:
In domestic offices		500
Noninterest-bearing	500
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased		0
Securities sold under agreements to repurchase		0
Trading liabilities		0
Other borrowed money: (includes mortgage indebtedness and obligations under capitalized leases)		0
Not applicable
Not applicable
Subordinated notes and debentures		0
Other liabilities		229,395
Total liabilities		229,895
Not applicable

EQUITY CAPITAL

Perpetual preferred stock and related surplus		0
Common stock		1,000
Surplus (exclude all surplus related to preferred stock)		1,121,520
Not available
Retained earnings		523,267
Accumulated other comprehensive income		4,789
Other equity capital components		0
Not available
Total bank equity capital		1,650,576
Noncontrolling (minority) interests in consolidated subsidiaries		0
Total equity capital		1,650,576
Total liabilities and equity capital		1,880,471

I, Karen Bayz, CFO and Managing Director of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Karen Bayz                )                CFO and Managing Director

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Troy Kilpatrick, President	)
Frank P. Sulzberger, MD	)	Directors (Trustees)
William D. Lindelof, MD	)

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